1 FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP OF ORION OFFICE REIT LP This FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (this “Amendment”) of ORION OFFICE REIT LP (the “Company”), dated as of March 5, 2025, is entered into by and among Orion Properties Inc. (formerly known as Orion Office REIT Inc.), a Maryland corporation, as general partner (the “General Partner”), and Orion Properties LP LLC (formerly known as Orion Office REIT LP LLC), a Maryland limited liability company, as limited partner (the “Limited Partner”). RECITALS WHEREAS, as of August 1, 2021, the General Partner and the Limited Partner entered into the Agreement of Limited Partnership of the Company (the “Agreement”), and WHEREAS, the General Partner and the Limited Partner collectively deem it in the best interests of the Company to effectuate a change of the Company’s name as set forth in greater detail herein. NOW THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Agreement. 1. All references in the Agreement to “Orion Office REIT LP” are amended and restated to be a reference to “Orion Properties LP”, all references in the Agreement to “Orion Office REIT Inc.” are hereby amended and restated to be a reference to “Orion Properties Inc”, and all references in the Agreement to “Orion Office REIT LP LLC” are amended and restated to be a reference to “Orion Properties LP LLC.” 2. Section 2.3 of the Agreement is hereby deleted in its entirety and restated as follows: Section 2.3. – Principal Office and Resident Agent; Principal Executive Office. The address of the principal office of the Partnership in the State of Maryland is located at c/o The Corporation Trust Incorporated, 2405 York Rd Ste 201, Lutherville Timonium, MD 21093, or such other place within the State of Maryland as the General Partner may from time to time designate, and the resident agent of the Partnership in the State of Maryland is a Maryland corporation, or such other resident of the State of Maryland as the General Partner may from time to time designate. The principal office of the Partnership is located at Orion Properties Inc., 2398 E. Camelback Road, Suite 1060, Phoenix, AZ 85016, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Maryland as the General Partner may from time to time designate. Exhibit 10.1

2 3. Effective as of the date hereof, this Amendment amends and is hereby incorporated in and forms a part of the Agreement, and except as amended hereby the Agreement is confirmed in all respects and remains in full force and effect. The Agreement and this Amendment constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, representations or agreements relating thereto, whether written or oral. No amendment or modification of this Amendment shall be valid or binding upon the parties unless in writing and signed by the parties hereto. 4. The parties agree that if any provision of this Amendment is found to be invalid or unenforceable, it will not affect the validity or enforceability of any other provision. This Amendment shall be governed by the laws of the State of Maryland, without regard to the choice of law principles thereof. [SIGNATURE PAGES FOLLOW] Exhibit 10.1

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the date first set forth above. General Partner: ORION PROPERTIES INC. (formerly known as Orion Office REIT Inc.), a Maryland corporation By: /s/ Paul C. Hughes____________________ Name: Paul C. Hughes Title: General Counsel & Secretary Limited Partner: ORION PROPERTIES LP LLC (formerly known as Orion Office REIT LP LLC), a Maryland limited liability company By: ORION PROPERTIES INC. (formerly known as Orion Office REIT Inc.), a Maryland corporation Its: Sole Member By: /s/ Paul C. Hughes__________________ Name: Paul C. Hughes Title: General Counsel & Secretary Exhibit 10.1